                                                                 Exhibit: 10.8FD

                               FUNDEX GAMES, LTD.

                            STOCK PURCHASE AGREEMENT

         This Agreement is made as of the ______ day of _________ 199 , by and between Fundex Games, Ltd., a Nevada corporation (the "COMPANY"), And _______________________ ("OPTIONEE"). Unless the context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Plan.

                                 R E C I T A L S

         A. Optionee was granted a Stock Option (the "Option") on October 24, 1997 pursuant to the Company's 1996 Employee Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

         B. Pursuant to said Option, Optionee was granted the right to purchase shares of the Company's common stock, as adjusted in accordance with the (the "Optioned Shares").

         C. Optionee has elected to exercise the Option to purchase ________________________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

         D. As required by the Option Agreement, as a condition to Optionee's exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer.

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1 . EXERCISE OF OPTION. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a portion thereof to purchase ________ Shares at $________ per Share, payable in accordance with the terms and provisions of the Option Agreement.

         2. COMPANY'S RIGHT TO REPURCHASE SHARES.

         (a) If an Optionee ceases to serve as an Employee for any reason, including death, Disability or Termination for Cause, and thereby terminates his or her Continuous Status As An Employee, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status As An Employee (the "Termination Date") and shall expire on the 90th day after the Termination Date.

         (b) The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the fair market value of the shares underlying the option on the date of termination of employment, times the number of shares to be repurchased. The repurchase price may be paid by the Company by check, evidence of cancellation of indebtedness of Optionee to Company, or some combination thereof, as the Company acting in its sole discretion determines.

         3. RIGHT OF FIRST REFUSAL. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

         (a) Optionee shall deliver a notice ("Notice") to the Company stating
(i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

         (b) Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

         (c) If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to paragraph 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee's estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

4. TERMINATION OF REPURCHASE RIGHT AND RIGHT OF FIRST REFUSAL. Optionee's obligations and the Company's rights under paragraphs 2 and 3 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which raises an aggregate of not less than $10,000,000.00 and which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

         5. ASSIGNMENT. The Company may assign its rights under paragraphs 2 and 3 hereof to one or more persons, who shall have the right to so exercise such rights in his or her own name and for his or her own account. If the exercise of any such right requires the consent of the Nevada Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

         6. ADJUSTMENT. If, from time to time during the term of the right of first refusal available pursuant to paragraph 3 hereof:

         (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

         (b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of first refusal set forth in paragraph 3 hereof, and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of first refusal set forth in paragraph 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word "Shares" for the purposes of this paragraph).

         7. LEGENDS. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company's counsel such legends are no longer necessary:

         (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS PREDECESSOR IN INTEREST, COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

         (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         8. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Act in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

         (a) Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof, and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

         (b) Optionee represents and warrants that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

         (c) Optionee represents and warrants that he or she realizes that Optionee's purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

         (d) Optionee represents and warrants that the Company has disclosed to him or her in writing: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

         (e) Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of restricted securities acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one (1) year from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         (f) Without in any way limiting Optionee's representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

                  (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                  (ii) Optionee shall have (x) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

         9. ESCROW. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee's Shares upon exercise of the Company's right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary's nominee (in either case, the "Escrow Agent"), as Escrow Agent in this transaction, two Assignment Separate From Certificates duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

         10. RESTRICTION ON ALIENATION. Optionee agrees that he or she will not sell, transfer, gift, pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement. Any sale, transfer, gift, pledge, hypothecation, assignment or disposition or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

         11. LOCKUP AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Optionee during the period not to exceed 180 days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, provided that all officers and directors of the Company are required or agreed to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

         12. MISCELLANEOUS.

         (a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

         (b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the purchased Shares.

         (c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         (d) Any notice required or permitted hereunder shall be writing and shall be deemed effectively given upon personal delivery or deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his or her address hereinafter shown below his or her signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

         (e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators, and permitted successors and assigns.

         (f) This Agreement shall be construed under the laws of the State of Nevada and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

         (g) Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced, and for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

         (h) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

         (i) Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment, for any reason, with or without cause.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        FUNDEX GAMES, LTD., a Nevada corporation

                                        By: ____________________________________

                                        Title: _________________________________

                                        OPTIONEE

                                        ________________________________________
                                        Address:________________________________
                                        ________________________________________

                                     CONSENT

         The undersigned spouse of Optionee acknowledges that he/she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this Agreement.

Date: ____________________________      ________________________________________
                                        Spouse of Optionee

                                        Spouse's Name: _________________________

                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto _______________________________________ (________)
shares of the Common Stock (the "Shares") of Fundex Games, Ltd. a Nevada corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ herewith, and does hereby irrevocably constitute and appoint _______________ attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

                                        Dated: _________________________________

                                        Signature: _____________________________

                                  ATTACHMENT B

                           JOINT ESCROW INSTRUCTIONS

                          ____________________, 199__



Secretary
Fundex Games, Ltd.
P.O. Box 22128
Indianapolis, Indiana 46222

Dear ____________________:

         As Escrow Agent for both Fundex Games, Ltd., a Nevada corporation (the "COMPANY"), and the undersigned grantee of an option to purchase stock of the Company ("OPTIONEE") you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "AGREEMENT"), dated as of ___________, 199_, to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") shall elect to exercise the repurchase right set forth in Section 2 of the Agreement or the right of first refusal set forth in Section 3 of the Agreement (collectively, "REPURCHASE RIGHTS"), the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the exercise price, and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the exercise price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

         3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel, and Company shall pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer or employee of the Company as successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

COMPANY:                    Fundex Games, Ltd.
                            P.O. Box 28128
                            Indianapolis, Indiana 46222
                            Attention: President

OPTIONEE:                   ____________________________________________________
                            ____________________________________________________
                            ____________________________________________________


ESCROW AGENT:               Fundex Games, Ltd.
                            P.O. Box 28128
                            Indianapolis, Indiana 46222
                            Attention: Secretary

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                   Very truly yours,

                                   Fundex Games, Ltd., a Nevada corporation

                                   By:

                                   Title:

                                   OPTIONEE

                                   Address:

                                   Agreed to and accepted as of the date set forth above.

                                   ESCROW AGENT

                                   Secretary